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                                                                   EXHIBIT 10.53


                               FIFTH AMENDMENT TO
                              EMPLOYMENT AGREEMENT


       THIS FIFTH AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Fifth Amendment") is made and entered into as of May 11, 1998, by and between Group 1 Software, Inc., a Delaware corporation ("Company") and Robert S. Bowen, a Maryland resident ("Employee").

       WHEREAS, Company and Employee entered into that certain Amended Restated Employment Agreement dated as of January 28, 1992, as amended by the First, Second, Third, and Fourth Amendments, of various dates (collectively the "Agreement"), regarding various terms and conditions of employment of Employee with respect to Company; and

       WHEREAS, Company and Employee wish to amend the Agreement, but only with respect to the terms set out herein; and

       WHEREAS, Company and Employee are mutually desirous that such satisfactory employment relationship should continue under the terms and conditions of the Agreement, as amended.

       NOW THEREFORE, in consideration of mutual promises contained herein, and other good and valuable consideration (including the issuance to Employee of an option to purchase 15,000 shares of COMNET common stock), the receipt and sufficiency of which are hereby acknowledged, Company and Employee intending to be legally bound hereby agree to amend the Agreement as follows:

       1. Section 2 of the Agreement is hereby modified so that the term of the Agreement shall extend through March 31, 2001.

       2. Group 1 and Employee hereby affirm that the Agreement, as amended hereby, remains in full force and effect, and is not further modified hereby.

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       IN WITNESS WHEREOF, the parties have executed and delivered this Fifth
Amendment as of the date written above.

                                    Group 1 Software, Inc.



                                    By:  [SIG]
                                       ------------------------

                                    Its: Chief Financial Officer
                                         ----------------------

                                        /s/ROBERT S. BOWEN
                                    ----------------------------
                                    Robert S. Bowen, Individually